UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2024

Tracon Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36818	34-2037594
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 La Jolla Village Drive, Suite 800
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 550-0780

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCON	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on June 11, 2024, TRACON Pharmaceuticals, Inc. (the “Company”) received a determination letter (the “Delisting Notification”) from Nasdaq stating that the Nasdaq Hearings Panel (the “Panel”) has determined to delist the Company’s common stock, par value $0.001 per share (the “Common Stock”), from the Nasdaq Stock Market LLC (“Nasdaq”), pending a request for a review of the Panel’s delisting determination. As a result, the Company began trading on OTCQB Venture Market as of June 28, 2024 and requested a review of the Panel’s decision.

On July 10, 2024, the Company notified Nasdaq of its withdrawal of the appeal and has requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended. On July 12, 2024, Nasdaq notified the Company that it will delist the Company’s common stock on July 16, 2024 and will file a Form 25. The delisting of the common stock from Nasdaq will be effective 10 days after the filing of the Form 25.

Forward-Looking Statements

Statements contained in this current report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding the timing of the delisting of the Company from Nasdaq ;and the Company’s ability to continue trading on the OTCQB Venture Market. Risks that could cause actual results to differ from those expressed in these forward-looking statements include: the Company may fail to establish or maintain compliance with applicable OTCQB Venture Market quotation requirements, and other risks described in the Company’s filings with the SEC under the heading “Risk Factors”. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRACON Pharmaceuticals, Inc.

Date:	July 16, 2024	By:	/s/ Charles P. Theuer, M.D., Ph.D.
Charles P. Theuer, M.D., Ph.D. President and Chief Executive Officer